SUNAMERICA SERIES TRUST
    Supplement to the Statement of Additional Information dated July 9, 2001


     Under the heading "SUPPLEMENTAL INVESTMENT/RISK CHARTS - FIXED INCOME PORTFOLIOS" on page B-5 of the Statement of Additional Information the following should be added:

                                          CASH MANAGEMENT
In what other
types of            -  Borrowing for temporary or emergency purposes (up to 5%)
investment may
the Portfolio       -  Illiquid securities  (up to 10%)
periodically
invest?             -  Registered investment companies for temporary purposes


     Under the heading "SUPPLEMENTAL GLOSSARY - SHORT-TERM INVESTMENTS" and before the last paragraph under this heading, the following should be added:

          Money Market Funds. The Cash Management Portfolio is permitted to invest in other registered Money Market Funds for temporary purposes and to the extent permitted under the 1940 Act, provided that the yield on such investment, net of fund fees and expenses, is greater than the yield available on other overnight investments.





Dated:  September 18, 2001